Condensed Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2021	Mar. 31, 2021	Mar. 31, 2020
Long term debt accounted under fair value option	$ 155,200	$ 150,100	$ 89,100
Common stock, par or stated value per share	$ 0.0000001	$ 0.0000001	$ 0.0000001
Common stock, shares authorized	100,000,000,000	100,000,000,000	100,000,000,000
Common stock, shares issued	222,669,799	222,669,799	214,879,058
Common stock, shares outstanding	222,669,799	222,669,799	214,879,058